UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2020

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File No.)	Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (248) 364-7727
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     □

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company") has listed its shares of Common Stock (the "SGRP Shares") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC").

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Resignation of Christiaan M. Olivier as Chief Executive Officer (Principal Executive Officer), President and Director

After the close of business on July 15, 2020, the Corporation received the voluntary resignation of Christiaan M. Olivier as Chief Executive Officer (Principal Executive Officer), President and a director of SGRP, and from all positions with SGRP's subsidiaries, effective with the close of business on August 7, 2020 (the "CEO Effective Time").

Mr. Olivier has said that his resignation is due to his assertion that actions of the Corporation's two largest shareholders (Robert G. Brown and William H. Bartels), at times supported by some independent directors, have led to dysfunctional governance and disagreements with the Board over director and related party accountability and corporate strategy.  Mr. Olivier has provided written correspondence to SGRP discussing his beliefs respecting the circumstances of his resignation, which is filed as Exhibit 17.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 17, 2020, the Board of Directors of SGRP (the "Board") accepted Mr. Olivier's resignation. The Board plans to appoint an interim successor Chief Executive Officer and President on, or prior to, the CEO Effective Time.

(b) Retirement of James R. Segreto as Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Secretary

After the close of business on July 15, 2020, the Corporation received the notice of the voluntary retirement of James R. Segreto as Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Secretary of SGRP, and from all positions with SGRP's subsidiaries, effective with the close of business on August 7, 2020 (the "CFO Effective Time").

Mr. Segreto's retirement letter expressed similar concerns outlined by Mr. Olivier and as reported and supported in various SEC filings. Mr. Segreto has provided written correspondence to SGRP discussing his beliefs respecting the circumstances of his retirement, which is filed as Exhibit 17.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 17, 2020 the Board accepted Mr. Segreto's notice of retirement.

The Board intends to appoint a successor Chief Financial Officer on, or prior to, the CFO Effective Time. Several candidates have been identified by management and recommended to the Corporation's Audit Committee and Governance Committee.

(c) Retirements of Mr. R. Eric McCarthey and Mr. Arthur B. Drogue as Directors; Board Independence

On May 6, 2020, with respect to Mr. R. Eric McCarthey, and May 7, 2020, with respect to Mr. Arthur B. Drogue, the Board received written notices that each of Messrs. McCarthey and Drogue, two of the Board's five current independent directors, intends to retire from the Board. Messrs. Drogue and McCarthey indicated that their respective retirements (together, the "Retirements"), would be effective on August 1, 2020, and that each Retirement was tendered pursuant to conversations with William H. Bartels and at the request of Mr. Robert G. Brown, directors of the Corporation and the Corporation's majority stockholders. Messrs. Drogue and McCarthey may postpone their respective Retirements only with the consent of such majority stockholders.

See SGRP's Current Report on Form 8-K as filed with the SEC on May 12, 2020.

After August 1, 2020, only two of the continuing directors (Robert G. Brown and William H. Bartels) will have been on the Board when Mr. Olivier joined the Company and the Board in September 2017, and none of the continuing independent directors will have been on the Board in September 2017. All of the remaining directors were either appointed (through written consents) or strongly recommended by Robert G. Brown and William H. Bartels, and none other than Arthur Baer were the result of any Governance Committee Searches.

Forward Looking Statements

This Current Report on Form 8-K (this "Current Report") contains "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries (the "Company"), and this Current Report has been filed by the Corporation with the SEC. "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and the Exchange Act, "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend," "believe," "estimate," "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance and the Corporation's ability to identify and hire a replacement Chief Executive Officer and Chief Financial Officer, the potential negative effects of the departures of the current Chief Executive Officer and Chief Financial Officer, the novel coronavirus and COVID-19 pandemic on the Company's business, the Corporation's potential non-compliance with applicable Nasdaq director independence rules, the Company's cash flow or financial condition, the Company's cash flow later this year, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs.

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, Risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's common stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits:

17.1	Correspondence dated July 15, 2020, from Christiaan M. Olivier respecting his resignation as Chief Executive Officer (Principal Executive Officer), President and Director.

17.2	Correspondence dated July 15, 2020, from James R. Segreto respecting his retirement as Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Secretary of SGRP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.

Date:	July 21, 2020
By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer
(Principal Financial and Accounting
Officer), Treasurer and Secretary